UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tenneco Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4	Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Commencing on or after May 7, 2021, Tenneco Inc. will send the following communication to certain shareholders who expressly consented to receive communications and vote by proxy via the Internet.
Your Vote Counts
TENNECO INC.
2021 Annual Meeting
Vote by May 13, 2021
According to our latest records, we have not received your voting instructions!
Important proxy voting material is ready for your action.
As an investor in this security, you have the right to vote on important issues. Make your voice heard now!
Control Number: [insert control number] Account Number: [insert account number] Meeting Date: May 14, 2021
Ways to Vote
Go to ProxyVote.com
Call 1-800-454-8683

Control Number: [insert control number]
Account Number: [insert account number]
Meeting Date: May 14, 2021
At the Meeting
Important Materials : Proxy Statement 10-K Report Shareholder Letter
Attend the Virtual
Meeting
Attend the Meeting
For holders as of March 24, 2021
CUSIP: 880349105
Why Should I Vote?
Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.

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Commencing on or after May 7, 2021, Tenneco Inc. will send the following communication to certain team members.
TENNECO INC.
2021 Annual Meeting
Vote by May 13, 2021
Important proxy voting material is ready for your action.
As an investor in this security, you have the right to vote on important issues. Make your voice heard now!
Call 1-800-454-8683
Go to ProxyVote.com
Ways to Vote

Control Number: You will need your 16-digit control number previously sent to you. Meeting Date: May 14, 2021
At the Meeting
Ways to Vote
Go to ProxyVote.com
Call 1-800-454-8683
At the Meeting
Important Materials : Proxy Statement 10-K Report Shareholder Letter
Attend the Virtual
Meeting
Attend the Meeting
For holders as of March 24, 2021
CUSIP: 880349105
Please contact Ashley Bancroft at [redacted] if you need assistance locating your unique control number.